EXHIBIT 32.1

CERTIFICATE
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

I, Shefali Vibhakar, Chief Executive Officer of Lyons Liquors, Inc. (the “Company”), have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2011 (the “Report”). The undersigned hereby certifies that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shefali Vibhakar	December 21, 2011
Shefali Vibhakar Principal Executive Officer